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                                                                     Exhibit (s)

                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                                POWER OF ATTORNEY

     I, the undersigned Trustee of Pioneer Diversified High Income Trust (the "Trust"), hereby constitute and appoint John F. Cogan, Jr., Dorothy E. Bourassa and Vincent Nave to be my true, sufficient and lawful attorney, with full power to each of them, to sign for me in my name as Trustee, the following: (i) any Registration Statement on Form N-2 filed by the Trust, and any and all amendments thereto, (ii) any application, notice or other filings with the Securities and Exchange Commission on behalf of the Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all Registration Statements and amendments to said Registration Statements.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 6th day of March, 2007.


/s/ David R. Bock                       /s/ Thomas J. Perna
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David R. Bock                           Thomas J. Perna


/s/ Mary K. Bush                        /s/ Marguerite A. Piret
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Mary K. Bush                            Marguerite A. Piret


/s/ John F. Cogan, Jr.                  /s/ Stephen K. West
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John F. Cogan, Jr.                      Stephen K. West


/s/ Margaret B.W. Graham                /s/ John Winthrop
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Margaret B.W. Graham                    John Winthrop


/s/ Daniel K. Kingsbury
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Daniel K. Kingsbury